UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

Nissan Auto Receivables 2025-B Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0002091790

Nissan Auto Receivables Company II LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-279448-03	39-7262891
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2025, Nissan Auto Receivables Company II LLC (“NARC II”) and Nissan Motor Acceptance Company LLC (“NMAC”) entered into an Underwriting Agreement with Mizuho Securities USA LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of notes of Nissan Auto Receivables 2025-B Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of October 13, 2025, by and between NARC II, as depositor, NMAC, as administrator, and Wilmington Trust, National Association as owner trustee, in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3, Class A-4 and Class B (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,250,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-279448). It is anticipated that the Notes will be issued on or about November 25, 2025 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01 OTHER EVENTS

On the Closing Date, NARC II and NMAC will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC will transfer to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. The Issuing Entity was established by a Trust Agreement dated as of October 13, 2025, which will be amended and restated by an Amended and Restated Trust Agreement to be dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank Trust Company, National Association, as certificate registrar and certificate paying agent. On the Closing Date, the Issuing Entity will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, NMAC, as servicer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuing Entity. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also, on the Closing Date, the Issuing Entity will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and the Indenture Trustee. Pursuant to the Indenture, the Issuing Entity will cause the issuance of the Notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. Also on the Closing Date, the Issuing Entity, the Indenture Trustee, as the secured party, and U.S Bank National Association, as Securities Intermediary (the “Securities Intermediary”), will enter into a Securities Account Control Agreement, pursuant to which the securities intermediary will maintain certain accounts.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Asset Representations Review Agreement, as Exhibit 10.5 is the form of Amended and Restated Trust Agreement and as Exhibit 10.6 the form of Securities Account Control Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 18, 2025, among NARC II, NMAC and Mizuho Securities USA LLC, on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of November 25, 2025, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, to be dated as of November 25, 2025, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of November 25, 2025, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, to be dated as of November 25, 2025, by and among the Issuing Entity, as issuer, NMAC, as administrator, and the Indenture Trustee.

Exhibit 10.4	Asset Representations Review Agreement, to be dated as of November 25, 2025, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, to be dated as of November 25, 2025, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank Trust Company, National Association, as certificate registrar and certificate paying agent.

Exhibit 10.6	Securities Account Control Agreement, to be dated as of November 25, 2025, among the Issuing Entity, U.S. Bank Trust Company, National Association, as the secured party, and U.S. Bank National Association, as securities intermediary.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES COMPANY II LLC

By:	/s/ Nathan Debernardi
Name: Nathan Debernardi
Title: Assistant Treasurer

Date: November 20, 2025